Exhibit 99.1

TECHCFO

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                          CONSULTING SERVICES AGREEMENT

Services performed by TechCFO, LLC are governed by the general terms and conditions attached. Agreement to the terms and conditions is indicated by specification of the required information below and signature of CFO and authorized agents for both TechCFO, LLC, and Concurrent Computer Corporation. (hereinafter, "Client").

     Effective Date of this Agreement:    March 8, 2007
                                          -------------------------------
     Termination Date of this Agreement:  NA
                                          -------------------------------


CLIENT EXECUTIVE CONTACT:                  TECHCFO CLIENT EXECUTIVE:

Name:       T. Gary Trimm                  Name:        Emory O. Berry
            --------------------------                  ------------------------

Address:    4375 River Green Parkway       Address:     75 5th Street NW
            Suite 100                                   Suite 354
            Duluth, Georgia 30096                       Atlanta, Georgia  30308
            --------------------------                  ------------------------

Telephone:  678-258-4100                   Telephone:   678-636-0002
            --------------------------                  ------------------------

Fax:        678-258-4301                   Cellphone    678-575-6806
            --------------------------                  ------------------------

Email:      Gary.trimm@ccur.com            Email:       Emory.berry@techcfo.com
            --------------------------                  ------------------------


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EXECUTED BY CLIENT:                        EXECUTED BY TECHCFO, LLC:

Signature:     /s/ T. Gary Trimm           Signature:     /s/ Emory O. Berry
               -----------------------                    ----------------------

Date:          March 8, 2007               Date:          March 8, 2007
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Printed Name:  T. Gary Trimm               Printed Name:  Emory O. Berry
               -----------------------                    ----------------------

Title:         President & CEO             Title:          Partner
               -----------------------                    ----------------------

EXECUTED BY CFO:

Signature:     /s/ Emory O. Berry
               -----------------------

Date:          March 8, 2007
               -----------------------

Printed Name:  Emory O. Berry
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                              TERMS AND CONDITIONS

1.   CONSULTING SERVICES

     TechCFO, LLC ("TechCFO") will provide Emory Berry as a full-time consultant ("CFO") to be Client's principal financial and accounting officer with certification obligations for Client's SEC filings under the terms and conditions of this Consulting Services Agreement (Agreement) and any relevant proposal or work order. Any changes to the Agreement shall be documented and approved by TechCFO and Client in writing and attached to the Agreement.

2.   STATUS OF PARTIES

     TechCFO and its principals, employees, agents and subcontractors, including CFO, (collectively, "Consultants") shall be, and at all times during this Agreement shall remain, an independent contractor vis- -vis the Client. Consultants shall not have any rights to the Client's usual employee fringe benefits, including, but not limited to, worker's compensation benefits, and in no event is any contract of agency or employment intended. As the appointed principal financial and accounting officer, CFO shall have the duties and responsibilities typical incumbent upon that position. Throughout the term of engagement hereunder, the CFO shall devote his full time and undivided attention during normal business hours to the business and affairs of the Company, as appropriate to his responsibilities and duties hereunder, but nothing in this Agreement shall preclude the CFO from
     (i) engaging in charitable and community activities, (ii) managing his personal investments or (iii) maintaining his current "partner" status with TechCFO, provided such activities do not interfere with the performance of his duties and responsibilities under this Agreement. Pursuant to this Agreement, CFO specifically accepts the duties and responsibilities of being the principal financial and accounting officer and executive officer of Client.

3.   INCIDENTAL EXPENSES

     For any onsite services requested by Client, Client shall reimburse TechCFO for actual, reasonable travel, lodging and out-of-pocket expenses incurred. Travel expenses shall be in accordance with Client's standard travel policy. Invoices shall reflect this policy.

4.   FEES, INVOICING AND PAYMENT

     TechCFO's fees shall be $30,000 per month. CFO will be eligible to take necessary personal time off as needed and as such should CFO work less than a full business month for any reason (exclusive of company holidays), the monthly fee will be reduced based on a business daily rate of $1428. Additionally, Client will grant 100,000 options to CFO at an exercise price equal to the fair market value of Client's common stock on the date of grant, and with a four year vesting schedule with 25% vesting on each of the first four anniversary dates of the grant date; provided, that, the options will provide for accelerated vesting in the event of a change of control (as defined in the Company's option plan). Invoices will normally be issued on a semi-monthly basis, unless otherwise provided. Fees for services shall be payable when invoiced, and shall be deemed overdue if they remain unpaid 31 days after the date of invoice. If Client's procedures require that an invoice be submitted against a purchase order before payment can be made, Client will be responsible for issuing such purchase order 30 days before the payment due date. Payments are due regardless of any third party action or responsibilities.

Remit to Address:   TechCFO, LLC
                    1911 Grayson Highway, Suite 8/122
                    Grayson, GA 30017

5.   TERM OF AGREEMENT

     The term of engagement hereunder shall commence on the date hereof and shall continue until otherwise terminated by either party at any time in accordance with the terms hereof.

6.   CLIENT OBLIGATIONS


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     As  a  condition  to the effectiveness of this Agreement, Client's Board of
     Directors shall have appointed CFO as Client's principal financial and accounting officer. Throughout the term of this Agreement, Client shall maintain directors and officers liability insurance covering CFO and otherwise on commercially reasonable terms. In addition, as part of this engagement, Client will furnish or make available any company financial information and provide access to necessary personnel required to complete the engagement. Other resources, such as Internet access while present on Client premises and adequate work space facilities, shall be as agreed with Client.

7.   CHANGES IN SCOPE

     Any changes in scope shall be mutually agreed upon prior to commencement of the change. This includes any required changes in funding and schedule. TechCFO will provide an estimate for the change in a timely manner and the Client shall approve or disapprove this change in a timely manner.

8.   TAXES

     The fees quoted do not include taxes. If TechCFO is required to pay any federal, state, or local taxes based on the services provided under this Agreement, such taxes, except taxes based on TechCFO's income, shall be billed to and paid by the Client.

9.   RIGHTS TO WORK PRODUCT

     With the exception of all tools, business processes or work products brought into the engagement by TechCFO, all deliverables under this Agreement shall be considered works-made-for-hire ("Deliverables") and all ownership rights relating to the Deliverables shall vest in Client. Nothing herein shall be construed to grant TechCFO any right or license to use the confidential, proprietary information of Client. If at any time or times during the term of this Agreement (or within six (6) months thereafter if based on trade secrets or confidential information), CFO makes or discovers, either alone or with others, any invention, modification, development, improvement, process or secret, whether or not patented or patentable (collectively, "Inventions") based on work done for the Client, CFO will disclose in reasonable detail the nature of such Invention to the Client in writing, and if it relates to the business of the Client or any of the products or services being developed, manufactured or sold by the Client, such Invention and the benefits thereof shall immediately become the sole and absolute property of the Client provided the Client notifies CFO in reasonable detail within ninety (90) days after receipt of the disclosure of such Invention that it believes such Invention relates to the business of the Client or any of the products or services being developed, manufactured or sold by the Client. CFO also agrees to transfer such Inventions and benefits and rights resulting from such Inventions to the Client without compensation and will communicate without cost, delay or prior publications all available information relating to the Inventions to the Client. At the Client's expense CFO will also, whether before or after termination of this Agreement, sign all documents (including patent applications) and do all acts and things that the Client may deem necessary or desirable to effect the full assignment to the Client of CFO's and title to the Inventions or necessary to defend any opposition thereto. CFO also agrees to assign to the Client all copyrights and reproduction rights to any materials prepared by CFO in connection with this Agreement.

10.  WARRANTY

     TechCFO warrants that its services hereunder will be of a professional quality, conforming to generally accepted industry standards and practices. Any modifications made to product or services provided by TechCFO that are not authorized and executed by TechCFO, or the original manufacturer, shall void the warranty.

11.  LIMITATIONS ON WARRANTY

     The warranty above is exclusive and in lieu of all other warranties, whether express or implied, including the implied warranties of merchantability and fitness for a particular purpose. The stated warranty is valid for a period of thirty (30) days from the date of task completion or until the client acceptance document, if applicable, is executed, whichever occurs earlier. Should the client acceptance document not be executed within thirty (30) days of the completion, the task shall be deemed accepted.

12.  TERMINATION OF AGREEMENT

     Either party can terminate this Agreement for cause if either party considers the other party is not performing its obligations according to this Agreement and provides written notice to the other party of such non-performance. The party receiving such written notice will have fifteen
     (15) days from the date of notice receipt to correct the situation. If this situation is not corrected, the Agreement can be terminated immediately upon written notice. Client is obligated and agrees to pay for services provided through the date of termination.


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     If Client terminates this Agreement without cause or undergoes a "Change in
     Control" (as defined in the Indemnification Agreement) prior to the first anniversary or between the first and second anniversary, TechCFO will be paid a lump-sum amount of $180,000 or $90,000, respectively, as liquidated damages and not as a penalty. If Client terminates after the second anniversary of this Agreement, no liquidated damages will be paid.

     TechCFO or CFO shall have the right to terminate this Agreement without cause at any time on no less than ninety days prior written notice to Client.

13.  TECHCFO CONSULTANTS

     TechCFO warrants that all Consultants sent to the Client facility will act in accordance with good business ethics and behaviors. Additionally, TechCFO will ensure that all Consultants assigned to the Client will be fully qualified to perform the task contracted for. If for any reason the Client feels that the TechCFO Consultant is not technically qualified, TechCFO will investigate the claim and provide substitute Consultant to the Client at no additional cost. If the Client requests a TechCFO Consultant be replaced for any reason other than job performance, a cost may be incurred. This cost will be mutually agreed to at the time.

14.  FORCE MAJEURE

     Neither party shall be responsible for any failure to perform or delay in performing any of its obligations under this Agreement (other than the obligation to pay fees due hereunder) where and to the extent that such failure or delay results from causes outside the reasonable control of the party. Such causes shall include, without limitation, Acts of God or of the public enemy, acts of the government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, freight embargoes, civil commotions, or the like. Notwithstanding the above, strikes and labor disputes shall not constitute an excusable delay for either party under this Agreement.

15.  NON-SOLICITATION OF EMPLOYEES

     Each party agrees not to solicit, offer or promise employment or employ the other party's personnel during and for a period of one (1) year following termination of this Agreement for any reason, unless written consent is received from the non-hiring party. In the event an employee is solicited and hired in violation of this Agreement, the breaching party shall promptly pay to the other party 30% of the employee's yearly compensation for expenses associated with replacing and training a new employee.

16.  LIMITATION OF LIABILITY

     In no event shall either party be liable for any indirect, incidental, special or consequential damages, including loss of profits, revenues, data, or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages. TechCFO's liability for damages hereunder shall in no event exceed the amount of fees paid by Client under this Agreement for the relevant services.

17.  INDEMNIFICATION

     Client shall indemnify and hold TechCFO harmless against any and all third party claims, costs, expenses, losses and liabilities claimed by third parties, arising out of the products or services referenced in this Agreement unless TechCFO did not act in good faith in the reasonable belief that his/her action was in the best interest of Client or TechCFO acted with gross negligence or willful misconduct. In addition, Client shall indemnify CFO pursuant to the terms of that certain Indemnification Agreement between Client and CFO dated of even date herewith (the "Indemnification Agreement").

18.  NONDISCLOSURE

     By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information.") For purposes of this Agreement, "Confidential Information" may include, but is not limited to, information regarding proprietary products, potential product and/or service offerings, source code, documentation, customer names, customer data, business plans, financial analysis, future plans and pricing, the marketing or promotion of any product, and business policies and practices. The parties agree, both during the term of this Agreement and for a period of two years after termination, for any reason, of this Agreement and of all work orders hereunder, to hold each other's
     Confidential Information in strict confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's


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     Confidential Information for any purpose other than the performance of this
     Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed in violation of the provisions of this Agreement, except a disclosure pursuant to any judicial or government request or order or NASDAQ or other stock exchange rule or applicable law.

19.  ARBITRATION

     Any controversy, dispute or claim of whatever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this agreement, including any claim based on contract, tort, or statute, shall be resolved, at the request of any party to this agreement, by final and binding arbitration conducted at a location determined by the arbitrator in Atlanta, Georgia administered by and in accordance with the then existing rules and procedures of the American Arbitration Association, and judgment upon any reward rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.

20.  NOTICE

     Any notice required or permitted to be given by one party to the other shall be deemed to be given when notice is mailed via certified mail with the United States Postal Service with sufficient postage prepaid, or by recognized courier service with verification of delivery, addressed to respective party to whom notice is intended at the address specified above in this Agreement.

21.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Georgia, without regard to its choice of laws rules. Any dispute arising out of or relating to this Agreement shall be determined by a federal or state court in Fulton County, State of Georgia, and in no other forum. The parties hereby submit to the jurisdiction of such courts.

22.  SEVERABILITY

     If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

23.  AGREEMENT NOT TO COMPETE.

     CFO shall not directly during the term of this Agreement and for a period of one (1) year thereafter: (i) accept employment with any Concurrent Competitor (defined below), its successors or assigns; (ii) participate in any activity known to CFO to be materially detrimental to the business interests of Concurrent, regardless of location; or (iii) perform the same or substantially similar services as those performed under this Agreement for any Concurrent Competitor. For the purposes of this Agreement, "Concurrent Competitor" means any entity the engages in the sale of products and services that enable (1) broadband providers to stream video to customers, and (2) high performance computing designed to acquire, process, store, analyze, and display large amounts of rapidly changing information with microsecond response as changes occur

24.  NONDISPARAGEMENT CLAUSE.

     CFO and TechCFO specifically agrees and promise that they will not directly or indirectly disparage the Client, or any of Client's parent, sister, subsidiary or affiliated companies or entities or any of its or their officers, board of directors, committee members, agents, supervisors, employees, contractors, attorneys, representatives, or any of the Client's products or services in any manner, at any time, to any person or entity. "Disparage" is defined as any public statement, either verbal or in writing, intended to actually harm or injure Client


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25.  MISCELLANEOUS.

     CFO hereby gives the Client permission to use photographs of CFO, during the term of this Agreement, with or without using my name, for any purposes the Client deems necessary or desirable.

26.  SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the Client or any corporation or other entity to which the Client may transfer all or substantially all its assets and business and to which the Client may assign this Agreement, in which case "Client" as used herein shall mean such corporation or other entity. TechCFO may not assign this Agreement or any part thereof without the prior written consent of the Client, which consent may be withheld by the Client for any reason it deems appropriate.

27.  ENTIRE AGREEMENT

     This Agreement, along with the Indemnification Agreement, constitutes the complete agreement between the parties and supersedes all previous agreements or representations, written or oral, with respect to the services and developments described herein. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party. This Agreement may be executed in counterparts. Facsimile transmissions of the signature page shall be binding upon the parties.


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